UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-9105



                              New World Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                    Date of fiscal year end: October 31, 2004

                   Date of reporting period: October 31, 2004





                                Vincent P. Corti
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                               Richard M. Phillips
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                       Four Embarcadero Center, 10th Floor
                         San Francisco, California 94111
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

NEW WORLD FUND

New World Fund:
A retrospective

[photo of a dragon boat in the Huangpu River with the Oriental Pearl TV Tower and the Shanghai International Conference Center Barcelo Hotel in the background]

Annual report for the year ended October 31, 2004

NEW WORLD FUND(SM) seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                               Page

Letter to shareholders                                                    1
The value of a long-term perspective                                      5
New World Fund: A retrospective --
     a look at the fund's first five years                                6
Summary investment portfolio                                             12
Financial statements                                                     16
Directors and officers                                                   32
What makes American Funds different?                             back cover

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2004 (the most recent calendar quarter):

                                                                                                      Lifetime
Class A shares                                                      1 year           5 years       (since 6/17/99)

Reflecting 5.75% maximum sales charge                               +17.26%          +5.68%            +4.69%

The fund's investment adviser is waiving 5% of its management fee for the period September 1, 2004 through August 31, 2005. Over this one-year period, the fee waiver will amount to an approximate one to five basis point reduction in fund expenses. Accordingly, without the waiver the returns and distribution rates of the fund might have been lower by a similar order of magnitude.

Other share class results and important information can be found on page 29.

The return of principal for the bond holdings in the fund is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States (especially in developing countries) involves additional risks, such as currency fluctuations, as does investing in smaller companies, as more fully described in the prospectus.

FELLOW SHAREHOLDERS:

[photo of a dragon boat]

Global stocks posted strong gains for the year, although increased volatility betrayed investors' concerns over rising interest rates and higher prices for oil and other raw materials. Developing-country stocks generally outpaced their developed-world counterparts. After a weak first half, developing-country bonds found renewed strength in the latter half of the fiscal year.

INVESTMENT RESULTS

For the 12-month period ended October 31, 2004, the value of an investment in New World Fund rose 18.5% if, like most shareholders, you reinvested the dividend of 58.5 cents that was paid in December 2003.

As you can see in the table below, New World Fund continued to outpace its primary benchmark, the MSCI ACWI (All Country World) Index. The fund's diversified portfolio also provided a better return than developed-country stocks in general, as measured by the MSCI World Index, and nearly matched the return of developing-country stocks as measured by the MSCI Emerging Markets Index. Longer periods of time, often encompassing a variety of market conditions, can offer more meaningful comparisons. Over both the past five years and the fund's lifetime, New World Fund has achieved better results than both developed- and developing-country stocks.

With the goal of reducing volatility while pursuing long-term capital appreciation, New World Fund blends three types of investments -- stocks of multinational companies based in the developed world with significant exposure to the developing world, stocks of companies based in the developing world, and government and corporate bonds of developing-country issuers.

[Begin Sidebar]
Results at a glance

Average annual total returns with all distributions reinvested

                                                                    1 year           5 years
                                                                  (11/01/03-       (11/01/99-          Lifetime
                                                                   10/31/04)        10/31/04)       (since 6/17/99)

New World Fund                                                      +18.51%           +6.43%            +6.07%
MSCI ACWI (All Country World) Index                                 +14.03            -1.41             -0.70
MSCI World Index                                                    +13.76            -1.73             -0.81
MSCI Emerging Markets (EM) Index                                    +19.40            +6.10             +5.04
JP Morgan Emerging Markets Bond Index Plus                          +12.94           +14.63            +14.56

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI, which blends the MSCI World and Emerging Markets indexes, weighted by market capitalization. The MSCI World Index measures 23 developed country stock markets, while the MSCI Emerging Markets Index measures 26 developing country stock markets. New World Fund also invests in developing country government and corporate bonds. The JP Morgan Emerging Markets Bond Index Plus measures total returns for developing country bonds. The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses. [End Sidebar]

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED

Geographical distribution of net assets on October 31, 2004

Developed-country equities                         39.4%
     ASIA
         South Korea                               10.4
         Hong Kong                                  2.9
         Taiwan                                     2.9
         Japan                                      2.7
         Singapore                                   .5
     THE AMERICAS
         United States                              6.4
         Canada                                     1.3
     EUROPE
         United Kingdom                             2.6
         Spain                                      2.1
         Austria                                    1.5
         Sweden                                     1.3
         Portugal                                   1.0
         Switzerland                                 .9
         Netherlands                                 .7
         Denmark                                     .6
         Norway                                      .5
         France                                      .5
         Finland                                     .4
         Ireland                                     .1
         Greece                                      .1

Developing-country equities                        42.3%
     ASIA
         India                                      9.3
         Indonesia                                  3.5
         Philippines                                3.0
         Malaysia                                   2.3
         Thailand                                   1.7
         China                                     .8
     THE AMERICAS
         Brazil                                     7.6
         Mexico                                     4.8
         Chile                                       .1
     EUROPE
         Hungary                                    3.5
         Russia                                     1.2
         Czech Republic                             1.1
         Poland                                      .7
         Croatia                                     .5
         Turkey                                      .2
     AFRICA/MIDDLE EAST
         Israel                                     1.0
         South Africa                               1.0

Developed-country bonds                              .3%
         United States                               .2
         Netherlands                                 .1

Developing-country bonds                           10.3
     ASIA
         Philippines                                 .7
     THE AMERICAS
         Mexico                                     2.2
         Brazil                                     1.5
         Panama                                     1.1
         Peru                                        .9
         Colombia                                    .5
         Venezuela                                   .2
         Argentina                                   .1
         Chile                                       .1
     EUROPE
         Russia                                     2.4
         Turkey                                      .6

Cash & equivalents                                  7.7

Total                                             100.0%

[End Sidebar]

Over the fund's lifetime, its diversified portfolio has helped an investment in the fund retain more of its value during periods of declining stock prices and participate in gains made during periods of rising prices.

THE INVESTMENT ENVIRONMENT

Demand for oil and other commodities remained high throughout our fiscal year, propelled by strong growth in China. While beneficial for the construction-materials industries in countries such as Brazil, and for oil-exporting countries like Russia, the effect of higher prices and increasing demand was generally detrimental to stock prices in the developed world. U.S. stocks posted modest gains for the year as higher-than-expected corporate earnings and positive economic data encouraged investors to overlook the steep rises in commodities prices. Where economic data was weaker, as in Japan, there was little to cheer investors and stock prices ended the year mostly negative. European stocks were somewhat better, bolstered by the strength of local currencies versus the declining value of the U.S. dollar.

For the most part, developing-country stocks ended the year with good gains, despite increased volatility along the way. Stronger-than-expected growth rates and a rise in export revenues helped Mexico, Brazil and other export-oriented economies. China's phenomenal growth rate remained both an attraction and a worry for investors. Foreign investment continued to flow into the country, fueling an unprecedented construction boom, even as investors remained apprehensive about the potential for overcapacity and the eventual slowing of the country's growth rate. In India, the steady hand of the new government eased investor fears and reversed the steep decline in the stock market that had followed its surprise victory at the polls in May.

The period from March through June saw developing-country bonds suffer their first quarterly loss in two years. Late in our fiscal year, helped in part by a credit-rating upgrade for Brazilian debt, bonds reversed course and ended the year with decent gains.

THE FUND'S PORTFOLIO

New World Fund's investment adviser, Capital Research and Management Company, invests with a long-term focus based on thorough research into individual companies. This company-by-company approach helps to achieve both geographic and industry diversification. As of October 31, you were part-owner through the fund of more than 160 companies in 37 countries across a broad range of industries.

Here is a brief look, arranged by the fund's three principal asset classes, at some of the companies and recent developments that have had an impact on your investment.

DEVELOPED-COUNTRY EQUITIES

The fund's largest industry concentrations over the past year were in financial, telecommunications and materials companies. The three sectors also held some of the fund's best-returning stocks for the year.

Among the fund's largest financial-company holdings in the developed world, Austria's Erste Bank gained roughly 62% for the year and HSBC of the United Kingdom gained just over 7%.

Telecommunications companies in the fund's portfolio generally posted positive results for the year. In the developed world, Portugal Telecom gained nearly 35% and Spain's Telefonica gained just over 33%. Both companies benefited from their interests in Latin American telecommunications companies.

Consumer staples companies benefited from continued strong consumer spending in the developed world and increasing demand in the developing world. Of the fund's six largest holdings in the sector held over the entire year, all posted positive results. Avon, the U.S. cosmetics company, returned more than 16%. Switzerland's Nestle gained just under 8%. Some of our smaller holdings in the sector did not fare as well. Unilever, the Anglo-Dutch food and household products company, was relatively flat for the year, while Coca-Cola declined just over 12%.

At the close of the fiscal year, developed-country equities accounted for nearly 40% of net assets, up from just over 30% a year ago mainly as a result of the reclassification of South Korea as a developed country.

DEVELOPING-COUNTRY EQUITIES

Some 30 of our research analysts and portfolio counselors returned in early November from an ambitious research trip to India and China. They met with the management teams of more than 40 companies, toured production facilities and corporate offices, and returned with differing perceptions about the world's two largest developing countries. Both are growing quickly, but China is currently the more advanced.

Despite all the attention focused on call centers opening in India, it is China that is attracting the lion's share of foreign investment. In part this is because building a semiconductor factory requires more capital than opening a call center. The relocation of manufacturing facilities from the developed world is responsible for much of the direct foreign investment in China. A lot of money is also being spent on infrastructure improvements and constructing new apartment and office buildings in China's larger cities. While there may be some concern about overcapacity in the near term, most of our investment professionals came away with a positive outlook for China over the longer span of the next few decades.

Because our research analysts correctly foresaw the increased demand that China's rapid development would create, the fund's portfolio contains a number of materials and energy companies that benefited throughout the year from strong demand and solid prices for their products. Among developing-world mining companies, Brazil's Companhia Vale do Rio Doce gained nearly 37%, and India's Hindalco rose nearly 8%. Demand for paper and wood has also increased, helping Votorantim Celulose e Papel, one of Brazil's largest forest products companies, to gain just over 26%.

Among  our  oil and gas  company  holdings  in the  developing  world,  Brazil's
Petrobras rose more than 51%. Russia's LUKoil, although not one of our 50 largest holdings, gained more than 53%.

The financial sector, as mentioned earlier, held some of the fund's biggest gainers. Hungary's OTP Bank, one of the fund's 10 largest holdings, gained 108% for the year. Another of the fund's 10 largest holdings, India's Housing Development Finance Corp., rose nearly 23%.

Developing-country stocks accounted for roughly 42% of net assets at the close of the fiscal year, reduced from nearly 51% a year earlier.

DEVELOPING-COUNTRY BONDS

Developing-country bonds weathered a volatile year to earn modest gains for the fund. During the first half of our fiscal year, as interest rates began to rise, bond investors grew cautious. Higher global interest rates raised concerns over the ability of developing countries to service existing debt and issue new bonds. Toward the end of our fiscal year, fears had eased somewhat and developing-country bond prices were again on the rise. Investor sentiment toward the asset class in general was boosted by an upgrade to Brazil's credit rating. Citing increased exports and the government's growth-supportive reform agenda, three of the major bond-rating agencies raised Brazilian debt by a notch in September, though Brazilian debt is still not considered investment grade.

As was the case a year ago, nearly 11% of the fund's portfolio was held in bonds, most of which were developing-country government bonds.

On the next few pages, we invite you to hear from some of your fund's investment professionals as they look back over New World Fund's first five years.

We appreciate your continued support.

Cordially,

/s/ Gina H. Despres

Gina H. Despres
Chairman of the Board

/s/ Robert W. Lovelace

Robert W. Lovelace
President

November 29, 2004

For current information about the fund, visit americanfunds.com

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN (for the period June 17, 1999, to October 31, 2004, with dividends reinvested)

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment(1). Thus the net amount invested was $9,425.

[mountain chart]

Date              Morgan Stanley Capital           New           Morgan Stanley Capital
                  International All Country        World         International Emerging
                  World Index (2)                  Fund (1)      Markets Index (2)
6/17/99 (3)       $ 10,000                         $  9,425      $ 10,000
7/31/99           $  9,959                         $  9,484      $  9,728
10/31/99          $ 10,338                         $  9,468      $  9,687
1/31/00           $ 10,925                         $ 11,235      $ 11,968
4/30/00           $ 11,158                         $ 10,820      $ 11,031
7/31/00           $ 10,907                         $ 10,389      $ 10,384
10/31/00          $ 10,421                         $  9,192      $  8,833
1/31/01           $ 10,190                         $  9,694      $  9,393
4/30/01           $  9,338                         $  9,026      $  8,193
7/31/01           $  8,810                         $  8,682      $  7,607
10/31/01          $  7,800                         $  7,801      $  6,761
1/31/02           $  8,128                         $  8,888      $  8,333
4/30/02           $  8,165                         $  9,590      $  9,038
7/31/02           $  7,034                         $  8,269      $  7,601
10/31/02          $  6,741                         $  7,953      $  7,332
1/31/03           $  6,573                         $  8,132      $  7,543
4/30/03           $  7,008                         $  8,576      $  7,767
7/31/03           $  7,726                         $  9,552      $  9,350
10/31/03          $  8,443                         $ 10,912      $ 10,906
1/31/2004         $  9,272                         $ 12,077      $ 12,261
4/30/2004         $  9,177                         $ 12,099      $ 11,929
7/31/2004         $  9,142                         $ 11,912      $ 11,540
10/31/2004        $  9,627                         $ 12,931      $ 13,022

(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The index is unmanaged and does not reflect sales charges, commissions, or expenses. Index results are in USD with gross dividends reinvested.
(3) For the period June 17, 1999 (when the fund began operations) through July 31, 1999.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

AVERAGE ANNUAL TOTAL RETURNS

(based on a $1,000 investment with all distributions reinvested)

Class A shares                                                            Period ended
Reflecting 5.75% maximum sales charge                                   October 31, 2004

1 year                                                                       +11.70%
5 years                                                                       +5.18
Lifetime (since 6/17/99)                                                      +4.90

[Begin Photo Caption]
David Barclay
Los Angeles
[photo of David Barclay]
[End Photo Caption]

[Begin Photo Caption]
[photo of Mark Denning & Nick Grace]
Mark Denning & Nick Grace
London
[End Photo Caption]

NEW WORLD FUND: A RETROSPECTIVE

NEW WORLD FUND BENEFITS FROM OUR NEARLY 50 YEARS OF EXPERIENCE RESEARCHING AND INVESTING IN COMPANIES BEYOND THE BORDERS OF THE UNITED STATES. TO MARK THE FUND'S FIFTH ANNIVERSARY ON JUNE 17 OF THIS YEAR, A GROUP OF THE FUND'S INVESTMENT PROFESSIONALS TALKED ABOUT THE CREATION OF THE FUND AND ITS UNIQUE INVESTMENT STRATEGY, THE GROWTH POTENTIAL OF DEVELOPING COUNTRIES, AND EVENTS OF THE PAST FIVE YEARS.

Twenty years ago, few U.S. investors were aware of the exceptional growth potential of the world's developing countries. By that time, however, Capital Research and Management Company had already been investing beyond the borders of the United States for nearly three decades. Our experience was one of the reasons the International Finance Corporation of the World Bank selected Capital Research in 1986 to manage an emerging markets fund for institutional investors. The fund was the first of its kind and is still managed by an affiliate of Capital Research.

"The impetus behind the fund was to promote foreign investment in the world's developing economies," explains Rob Lovelace, president of New World Fund and one of its five portfolio counselors. "Capital Research was selected as investment manager on the strength of our experience in non-U.S. investing and the scope of our global research capabilities." Today, Capital Research is the investment adviser to New World Fund and the 28 other American Funds.

"Our experience managing an institutional fund confirmed our belief that investing in developing markets offers exceptional opportunities. We began to think about ways to bring those opportunities to individual investors, but we had a bit of a dilemma: the higher volatility that characterized investments in developing countries. Institutional investors were prepared to accept this higher volatility in exchange for greater growth potential. On their own, however, we thought these markets might be too volatile for most individual investors. Another 13 years went by before we thought we'd devised the right solution."

BROADENING THE RANGE OF INVESTMENT OPPORTUNITIES

"One of our first decisions was to broaden the fund's range of investment opportunities beyond strictly developing-world companies," says Mark Denning, another of the fund's portfolio counselors. "Companies in the developing world have tended to be concentrated in a handful of industries: banks, telecommunications, utilities and raw materials. We knew that broadening that investment universe would lead to lower volatility.

"We began to think about including multinational companies that are based in the developed world but have a significant part of their business in the developing world. We identified about 400 such companies: large, well-known companies with the expertise to compete on a global scale. By including these multinationals as a component of the fund, we sought to provide liquidity and add a measure of stability to the fund. At the same time, we were able to broaden the fund's industry diversification into areas such as consumer goods and business services."

[Begin Photo Caption]
Jeanne Carroll & Alwyn Heong
New York
[photo of Jeanne Carroll & Alwyn Heong]
[End Photo Caption]

[Begin Photo Caption]
Rob Lovelace
Los Angeles
[photo of Rob Lovelace]
[End Photo Caption]

"Diversification was one of the reasons we included bonds in the fund's portfolio," says David Barclay, New World Fund's fixed-income portfolio counselor, "but so were the opportunities for long-term growth that bonds offered. Developing-country bonds have typically offered higher interest rates to compensate for their greater risks. But these bonds also offer the possibility of strong capital gains as the result of a credit rating upgrade or improvements in a country's fiscal situation. Taken together, the total return potential for these bonds was very attractive.

"Including bonds was also in keeping with our desire to have the broadest possible investment universe for the fund," David continues. "In some developing countries, the bond market is as much as 10 times larger than the equity market, meaning a greater number of opportunities."

SCREENING FOR QUALITY

The decision to identify "qualified developing countries" was an early innovation. "Capital Research has always invested with a long-term perspective based on thorough research and attention to risk," notes portfolio counselor Alwyn Heong. "As a result, not every developing country offers what we consider a suitable investment environment.

"In some developing countries, for instance, there are barriers to foreign investors. We needed a method to determine whether a particular developing country had a favorable regulatory environment and offered suitable liquidity. In other words, was it `qualified' for investment?

"Our solution was to develop a screening process that considers a number of factors including a country's per capita gross domestic product, the percentage of the economy that is industrialized, its stock market capitalization and the overall regulatory environment.

"Beyond that, however, our focus is on companies. We don't invest on a country-by-country basis, with a percentage of assets earmarked for investment in a particular country. Our method is to invest on a company-by-company basis. We conduct thorough research into individual companies to identify promising investment opportunities at reasonable prices. When we invest in a company, we're likely to do so for the long term. Our strategy is to be there early and capture as much of the growth as we can."

AN INNOVATIVE SOLUTION FOR INDIVIDUAL INVESTORS

What emerged from our years of thought and experience was a unique strategy to participate in the growth of developing countries. Unlike other "emerging markets" funds that invest only in companies based in developing countries, New World Fund was given the investment flexibility to invest in three main asset classes:

o stocks of multinational companies based in the developed world but with significant assets or revenues attributable to operations in developing countries,
o  stocks of companies based in "qualified developing countries," and
o  government and corporate bonds of developing-country issuers.

"Each of these three asset classes could provide good long-term returns," Rob explains, "but they move in different short-term cycles. By combining them, we wanted to capture the long-term growth potential and smooth out the short-term cycles."

[Begin Photo Caption]
Jonathan Knowles
London
[photo of Jonathan Knowles]
[End Photo Caption]

[Begin Photo Caption]
Sung Lee
Tokyo
[photo of Sung Lee]
[End Photo Caption]

THE GROWTH POTENTIAL OF DEVELOPING COUNTRIES

"We think developing countries should account for more than 50% of the world's economic growth over the next decade," begins Nick Grace, a metals and mining analyst, when asked to explain the growth potential of the developing world.

"The stronger and faster rates of growth that we expect in the developing world will come from a number of factors that are unique to these economies: They typically have younger and faster growing populations than in the developed world; they have lower cost environments in which to do business, making them attractive to foreign companies seeking lower labor and raw materials costs; and they have gains yet to be made in increasing the productivity of their economies.

"Two further factors are among the most important for our purposes as investors: the process of industrialization and the rising standards of living in these countries."

INDUSTRIALIZATION

For Jonathan Knowles, director of research for our small-company research team, industrialization is easiest explained through analogy. "Pre-industrialized countries like China and India are in a position similar to the United States in 1850," he says. "Over the course of the ensuing 30 years or so, the United States became the world's number-one manufacturing power. That period of economic development helped to solidify a middle class in the United States and create a largely consumer-driven economy. With variations for time and technology, this same process is at work in developing countries today."

Many developing countries still have mainly agricultural economies in the early stages of industrializing. "Industrialization is a process that creates jobs and increases economic growth," notes Jeanne Carroll, a paper and forest products analyst. "As economic growth continues and the middle class grows, so does its purchasing power and its need for goods and services. In the developing world this has the effect of increasing demand for the types of goods and services that are available to consumers in the developed world.

"When you realize that developing countries account for about 85% of the world's population, you begin to understand the potential they represent to local and multinational companies."

RISING STANDARDS OF LIVING

"As living standards rise, opportunities are created for companies to meet the needs of these newly empowered consumers," notes Winnie Kwan, a small-cap and Asian companies analyst. "Our goal as analysts is not simply to identify those companies that have found their niches in these new markets, but also to understand which other industries and companies may benefit as a result.

"When we talk about the creation of a consumer class in these countries, the immediate and obvious focus is on those companies selling products to retailers and consumers. But of course, other industries benefit as well, not just the sellers of finished products like cars and mobile phones.

[Begin Photo Caption]
Winnie Kwan
Hong Kong
[photo of Winnie Kwan at a shipyard speaking to a shipyard worker] [End Photo Caption]

[Begin Photo Caption]
Joerg Sponer & Michael Cohen
London
[photo of Joerg Sponer & Michael Cohen]
[End Photo Caption]

"Consider that as car ownership rises, the sale of tires and gasoline increases dramatically, creating new opportunities for raw materials and oil and gas companies. The spread of telephone service means opportunity for mining companies because telecommunications providers are big users of copper for transmission wires. There are many other examples of this sort of cross-pollination, so to speak, and it influences the work we do as analysts. To better understand a specific company's business, we often meet with its suppliers and distributors, as well as our fellow analysts who may be covering those suppliers and distributors. This gives us a deeper understanding of all aspects of a company's business and helps us make better investment decisions."

WHAT WILL DRIVE FUTURE GROWTH?

Each country will follow its own path to development, of course, and the process won't always be smooth or predictable. Unique characteristics of geography, population and society will affect countries differently.

"The growth we see in Eastern Europe, for example, is different from growth in Asia," says Michael Cohen, a utilities analyst. "Developing countries in Asia have younger populations than in Eastern Europe, where the population is aging and actually declining. So using electricity as an example, growth in Asia will be due in part to the number of new consumers that will be added in the future. In Eastern Europe, however, growth will come from increasing the consumption of electricity since the number of new consumers is not going to be as large as in some parts of Asia. Utilities have a growth opportunity as consumption levels in Eastern Europe rise toward the levels we find in Western Europe. Our purpose as investment analysts is to identify these windows of opportunity for investors."

Joerg Sponer, a banking analyst, offers another example. "Financial services companies in the developed world currently offer a wide range of products, from personal and business banking to mortgages and auto loans. In the developing world, by contrast, there isn't yet a great demand for some of these services. But as the middle class grows and standards of living approach the levels of developed countries, the need for products such as home and auto loans will also increase. As economic growth creates demand for new services, that demand creates investment opportunities for us in the companies that are successful in meeting that demand."

THE GOAL OF ECONOMIC DEVELOPMENT

We can't leave the subject of economic development without mentioning the success of South Korea over the past five years. One of the fund's original "qualified developing countries," South Korea made significant economic progress during the fund's first five years. By 2004, it met the fund's criteria for a developed economy and was appropriately reclassified.

In summing up South Korea's progress over the past five years, Sung Lee, a Korean companies analyst, credits government and corporate actions for the country's ultimate success. "Korean companies were among the hardest hit following the Asian currency meltdown in 1997, but they also took the most forceful steps to improve corporate governance and become more open to scrutiny by investors. Because of these actions, investor confidence was restored more quickly in Korea than elsewhere in the region. That helped to sustain a high rate of economic growth and job creation, a strong stock market and ultimately the emergence of a developed, modern economy. Korea's experience offers a good example of the ups and downs and ultimate goals of the process of economic development."

[Begin Photo Caption]
[photo of Carl Kawaja]
Carl Kawaja
San Francisco
[End Photo Caption]

[Begin Photo Caption]
Alex Sheynkman, Jeanne Carroll, Isabelle de Wismes & Alwyn Heong
New York
[photo of Alex Sheynkman, Jeanne Carroll, Isabelle de Wismes & Alwyn Heong sitting at a conference table]
[End Photo Caption]

"Our goal for New World Fund is to capture stronger returns than from global stocks in general while also reducing some of the volatility of investments in developing countries," explains Gina Despres, chairman of the board of the fund. "I would say all of us are excited about how well the fund has met these objectives over its first five years."

The chart on this page helps to illustrate our enthusiasm. The left axis measures return, while the bottom axis measures volatility. As the chart shows, not only has New World Fund achieved a better result than global stocks, it's also done better than emerging markets stocks with less volatility.

"While the fund is designed to participate in the gains made when emerging markets stock prices are rising," Gina continues, "we wouldn't always expect it to do better than these stocks because we are also attempting to moderate their volatility. In that respect, the fund has been less volatile than emerging markets stocks and only slightly more volatile than global stocks in general. In both respects, I think the fund has surpassed our expectations and certainly encourages us for the future."

We can't predict that future with any certainty, but if events of the past five years are a guide, New World Fund's strategy should continue to serve investors well. Here are some of the thoughts and observations of our investment professionals on the past progress and future potential of the world's developed and developing economies.

THE DEVELOPING WORLD

"Consider that the world's developing economies grew at almost twice the rate of the developed world over the past five years," observes Carl Kawaja, another of the fund's five portfolio counselors. "We expect this stronger, faster growth to continue, and as it does, we anticipate the creation of new and more varied investment opportunities throughout the developing world."

[Begin Sidebar]
The fund result shown is a past result for Class A shares at net asset value and is not predictive of results in future periods. Current and future results may be lower or higher than that shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. If a sales charge (maximum 5.75%) had been deducted, the fund's result would have been lower.

Better returns than global stocks, lower volatility than emerging markets stocks (6/30/99-10/31/04)

                                               Average annual
5 Years                                          total return       Votality

New World Fund                                           6.94          17.39
MSCI All-Country World Index                            -0.92          15.95
MSCI USA Index                                          -1.99          16.75
MSCI Emerging Markets Index                              6.04          21.82
MSCI World Index                                        -1.21          15.85

Indexes are unmanaged and do not reflect sales charges, commissions and expenses. Past results are not predictive of future results. Volatility calculated using standard deviation, a measure of how returns over time have varied from the mean; a lower number signifies lower volatility. Of course, there have also been periods when the indexes have done better than the fund. [End Sidebar]

[Begin Photo Caption]
[photo of Gina Despres]
Gina Despres
Washington, D.C.
[End Photo Caption]

[Begin Photo Caption]
[photo of Brady Enright, Paul White & Rob Lovelace sitting at a conference table]
Brady Enright
San Francisco

Paul White &
Rob Lovelace
Los Angeles
[End Photo Caption]

Along with this growth has come a certain maturing of developing-world companies. "In many developing countries, what we've seen over the past five years is the recognition by company management teams that to succeed globally, these companies must meet the accepted standards of companies in the developed world," notes Isabelle de Wismes, a banking analyst. "We find this in manufacturing companies like Korea's Samsung, whose technology and products are now the equal of or better than their developed world competitors.

"We see it also in the fiscal and corporate reforms that many of these countries implemented following the Asian currency crisis in 1997. Developing-world companies have come to understand the importance that investors attach to financial transparency and responsible corporate governance, and this is contributing to a trend toward greater openness and access to information in the developing world."

"Developing markets have been sorting into two groups: those with transparent investor policies and those without," says Paul White, a Latin American companies analyst. "As foreign capital has flowed into developing countries, it has favored countries with sound fiscal policies and a regulatory environment that's reassuring to investors. A good example is Mexico. The government has worked to diversify the economy and limit its dependence on oil revenues. A program for privatizing certain formerly state-owned businesses has improved the country's fiscal health. The results have been greater stability in the economy, an elevation to investment-grade status for the country's bonds and sustained investor confidence in the country's economy and financial markets."

THE DEVELOPED WORLD

"Happily for us, we continue to see developed-world companies entering developing markets," observes Brady Enright, a small-company analyst. "The trend toward relocating manufacturing operations in lower cost countries is one instance, and has been a principal factor in China's growth over the past five years. Developed-world services and information companies have begun to shift some of their operations to developing countries, most notably in India where the widespread use of English has been a big plus in attracting these jobs."

"More and more retailers and consumer products companies are entering new markets each year in search of new customers," notes Carl. "Take Avon as an example. It has an ambitious expansion plan which identifies developing countries as a key component of its future growth. With its local representatives and direct-selling approach, Avon has a very effective business model for reaching new consumers."

"Another example would be Austria's Erste Bank," offers Isabelle. "In the years just before New World Fund began, Erste was a predominantly domestic bank serving Austrian customers. Since then, they have expanded heavily into Eastern Europe and are now the leading bank in Slovakia and the Czech Republic and the second- and third-largest in Hungary and Croatia, respectively."

Business decisions like these are an affirmation of the growth potential to be found in the developing world. They also highlight the wisdom of including developed-world companies in the fund's portfolio: There's more than one way to invest in the growth of developing countries.


SUMMARY INVESTMENT PORTFOLIO, October 31, 2004

Beginning with this report, a summary portfolio, approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.


[begin pie chart]
                                                 Percent of
By Industry                                      Net Assets

Financials                                            13.07
Telecommunication Services                            12.76
Materials                                             11.35
Consumer Staples                                      10.21
Industrials                                            7.71
Other industries                                      26.66
Bonds & notes                                         10.57
Cash & equivalents                                     7.67
[end pie chart]


                                                                                                Shares       Market       Percent
                                                                                                              value        of net
COMMON STOCKS  - 81.34%                                                                                        (000)       assets

FINANCIALS  - 13.07%
Housing Development Finance Corp. Ltd.                                                       3,417,818   $   48,285         1.77%
OTP Bank Rt.                                                                                 1,821,000       46,194          1.69
Erste Bank der oesterreichischen Sparkassen AG                                                 930,800       41,527          1.52
Itausa - Investimentos Itau SA, preferred nominative                                        18,086,419       26,109           .95
HSBC Holdings PLC                                                                            1,499,817       24,284           .89
ICICI Bank Ltd.                                                                              3,408,800       22,488
ICICI Bank Ltd. (ADR)                                                                           47,125          743           .85
Malayan Banking Bhd.                                                                         5,731,800       16,592           .61
Other securities                                                                                            130,969          4.79
                                                                                                            357,191         13.07

TELECOMMUNICATION SERVICES  - 12.76%
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                    154,180,000       73,864          2.70
Philippine Long Distance Telephone Co.  (1)                                                  1,304,290       32,578
Philippine Long Distance Telephone Co. (ADR)  (1)                                              373,200        9,367          1.54
CESKY TELECOM, AS                                                                            2,283,742       30,116          1.10
Portugal Telecom, SGPS, SA                                                                   2,368,600       26,744           .98
Telefonica, SA                                                                               1,603,149       26,526           .97
Partner Communications Co. Ltd.  (1)                                                         2,877,000       18,939
Partner Communications Co. Ltd (ADR)  (1)                                                      235,000        1,539           .75
Advanced Info Service PCL                                                                    8,641,500       19,690           .72
SK Telecom Co., Ltd. (ADR)                                                                     905,670       17,869           .65
Other securities                                                                                             91,586          3.35
                                                                                                            348,818         12.76

MATERIALS  - 11.35%
Cia. Vale do Rio Doce, Class A, preferred nominative                                         2,217,000       40,394
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                               612,600       12,963          1.95
Votorantim Celulose e Papel SA, preferred nominative (ADR)                                   1,046,000       36,139          1.32
Hindalco Industries Ltd.                                                                       840,000       22,000           .80
INI Steel Co.                                                                                1,975,000       20,915           .77
Other securities                                                                                            177,820          6.51
                                                                                                            310,231         11.35

CONSUMER STAPLES  - 10.21%
Fomento Economico Mexicano, SA de CV (ADR)                                                     923,000       40,704          1.49
Avon Products, Inc.                                                                            706,000       27,922          1.02
Oriflame Cosmetics SA  (1)                                                                   1,180,000       24,026           .88
Wal-Mart de Mexico, SA de CV, Series V (ADR)                                                   478,000       15,631
Wal-Mart de Mexico, SA de CV, Series V                                                       2,163,900        7,089           .83
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR)                               785,000       19,468           .71
Nestle SA                                                                                       80,650       19,121           .70
PepsiCo, Inc.                                                                                  326,000       16,163           .59
Other securities                                                                                            108,850          3.99
                                                                                                            278,974         10.21

INDUSTRIALS  - 7.71%
Daelim Industrial Co., Ltd.                                                                  1,539,100       66,020          2.41
Kumgang Korea Chemical Co., Ltd.                                                               392,500       41,740          1.53
Other securities                                                                                            103,043          3.77
                                                                                                            210,803          7.71

INFORMATION TECHNOLOGY  - 7.15%
Kingboard Chemical Holdings Ltd.                                                            18,699,400       39,167          1.43
NHN Corp.                                                                                      297,482       23,102           .85
SINA Corp.  (1)                                                                                517,000       17,319           .63
Mediatek Incorporation                                                                       2,432,797       16,299           .60
Other securities                                                                                             99,491          3.64
                                                                                                            195,378          7.15

CONSUMER DISCRETIONARY  - 6.60%
Honda Motor Co., Ltd.                                                                          419,000       20,271           .74
Astro All Asia Networks PLC  (1)                                                            14,188,050       19,416           .71
Grupo Televisa, SA, ordinary participation certificates (ADR)                                  310,000       17,050           .63
Kia Motors Corp.                                                                             1,816,000       17,040           .62
Other securities                                                                                            106,469          3.90
                                                                                                            180,246          6.60

ENERGY  - 3.88%
YUKOS Oil Co. (ADR) (1)                                                                      1,544,400       25,714           .94
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                                  462,900       16,438           .60
Other securities                                                                                             63,748          2.34
                                                                                                            105,900          3.88

UTILITIES  - 2.89%
Reliance Energy Ltd.                                                                         2,311,000       31,973          1.17
GAIL (India) Ltd.                                                                            3,924,000       16,889           .62
Other securities                                                                                             30,152          1.10
                                                                                                             79,014          2.89

HEALTH CARE  - 2.88%
Novo Nordisk A/S, Class B                                                                      350,500       17,468           .64
Other securities                                                                                             61,363          2.24
                                                                                                             78,831          2.88

MISCELLANEOUS  -  2.84%
Other common stocks in initial period of acquisition                                                         77,739          2.84


TOTAL COMMON STOCKS (cost: $1,726,487,000)                                                                2,223,125         81.34



                                                                                                Shares       Market       Percent
                                                                                                              value        of net
WARRANTS  - 0.03%                                                                                              (000)       assets

INFORMATION TECHNOLOGY - 0.03%
Kingboard Chemical Holdings Ltd., warrants, expire 2006  (1)                                 1,869,940          865           .03


TOTAL WARRANTS (cost: $0)                                                                                       865           .03



                                                                                                             Market       Percent
                                                                                                              value        of net
CONVERTIBLE SECURITIES  - 0.39%                                                                               (000)        assets


TOTAL CONVERTIBLE SECURITIES (cost: $12,033,000)                                                             10,642           .39



                                                                                             Principal       Market       Percent
                                                                                                amount        value        of net
BONDS AND NOTES  - 10.57%                                                                        (000)        (000)        assets

GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 10.07%
Russian Federation 8.25% 2010                                                         $         26,400       29,104
Russian Federation 8.25% 2010 (2)                                                                3,848        4,241
Russian Federation 5.00% 2030 (2)  (3)                                                          30,813       31,005          2.35
United Mexican States Government 6.375 %-11.375% due 2008-2016                                  28,591       35,348
United Mexican States Government 9.875% 2010                                                    13,625       16,943
United Mexican States Government 8.00% 2013-2023                                      MXP      124,500        8,874          2.24
Brazil (Federal Republic of) 3.125%-14.50% due 2009-2040 (3)  (4)                     $         37,579       40,467          1.48
Panama (Republic of) Global 8.25%-10.75% due 2008-2029                                          27,033       30,040          1.10
Other securities                                                                                             79,234          2.90
                                                                                                            275,256         10.07

OTHER - 0.50%                                                                                                13,496           .50



TOTAL BONDS AND NOTES (cost: $260,959,000)                                                                  288,752         10.57



                                                                                             Principal       Market       Percent
                                                                                                amount        value        of net
SHORT-TERM SECURITIES  - 7.49%                                                                   (000)        (000)        assets

Amsterdam Funding Corp. 1.80%-1.89% due 11/16-12/1/2004 (2)                                     22,800       22,772           .83
Toronto-Dominion Bank 1.78% due 11/4/2004                                                       17,000       17,000           .62
Danske Corp. 1.77% due 11/3/2004                                                                17,000       16,998           .62
American Honda Finance Corp. 1.62% due 11/2/2004                                                 7,600        7,599           .27
Other securities                                                                                            140,427          5.15

TOTAL SHORT-TERM SECURITIES (cost: $204,796,000)                                                            204,796          7.49


TOTAL INVESTMENT SECURITIES (cost: $2,204,275,000)                                                        2,728,180         99.82
Other assets less liabilities                                                                                 4,837           .18

NET ASSETS                                                                                               $2,733,017       100.00%

Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed. "Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

The following footnotes to the portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The Total Value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $122,692,000 which represented 4.49% of the net assets of the fund.
(3) Coupon rate may change periodically.
(4) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2004                           (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market (cost: $2,204,275)                                                            $2,728,180
 Cash denominated in non-U.S. currencies
  (cost: $831)                                                                                                        840
 Cash                                                                                                                 467
 Receivables for:
  Sales of investments                                                               $9,968
  Sales of fund's shares                                                              8,122
  Dividends and interest                                                              8,003                        26,093
                                                                                                                2,755,580
LIABILITIES:
 Payables for:
  Purchases of investments                                                           17,544
  Repurchases of fund's shares                                                        1,478
  Investment advisory services                                                        1,563
  Services provided by affiliates                                                     1,207
  Deferred Directors' compensation                                                      617
  Other fees and expenses                                                               154                        22,563
NET ASSETS AT OCTOBER 31, 2004                                                                                 $2,733,017

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                    $2,367,322
 Undistributed net investment income                                                                               10,894
 Accumulated net realized loss                                                                                   (169,148)
 Net unrealized appreciation                                                                                      523,949
NET ASSETS AT OCTOBER 31, 2004                                                                                 $2,733,017

Total authorized capital stock - 200,000 shares, $.01 par value (92,255 total shares outstanding)

                                                                                                              Net asset value
                                                                       Net assets       Shares outstanding      per share (1)

Class A                                                               $ 2,211,716                74,530             $ 29.68
Class B                                                                    89,039                 3,046               29.23
Class C                                                                    96,278                 3,316               29.03
Class F                                                                   162,087                 5,487               29.54
Class 529-A                                                                30,702                 1,038               29.59
Class 529-B                                                                 5,440                   187               29.15
Class 529-C                                                                 8,102                   278               29.17
Class 529-E                                                                 1,656                    56               29.46
Class 529-F                                                                 2,248                    76               29.53
Class R-1                                                                   1,664                    57               29.22
Class R-2                                                                  17,438                   597               29.21
Class R-3                                                                  16,275                   551               29.53
Class R-4                                                                   3,307                   111               29.72
Class R-5                                                                  87,065                 2,925               29.76

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $31.49 and $31.40, respectively.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended October 31, 2004                     (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $5,621)                                                                    $44,685
  Interest (net of non-U.S. withholding
            tax of $51)                                                                        22,060                  $66,745

 Fees and expenses:
  Investment advisory services                                                                 16,931
  Distribution services                                                                         6,782
  Transfer agent services                                                                       2,593
  Administrative services                                                                         679
  Reports to shareholders                                                                         216
  Registration statement and prospectus                                                           187
  Postage, stationery and supplies                                                                276
  Directors' compensation                                                                         246
  Auditing and legal                                                                              175
  Custodian                                                                                     1,392
  Federal, state and local taxes                                                                   54
  Other                                                                                            98
  Total expenses before reimbursement/waiver                                                   29,629
   Reimbursement/waiver of expenses                                                               230                   29,399
 Net investment income                                                                                                  37,346

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                                 104,092
  Non-U.S. currency transactions                                                                 (268)                 103,824
 Net unrealized appreciation on:
  Investments                                                                                 222,982
  Non-U.S. currency translations                                                                   27                  223,009
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                               326,833
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                      $364,179

See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                           Year ended               Year ended
                                                                                    ended October 31,        ended October 31,
                                                                                                 2004                     2003
OPERATIONS:
 Net investment income                                                                        $37,346                  $24,666
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                              103,824                  (53,322)
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                           223,009                  477,039
  Net increase in net assets
   resulting from operations                                                                  364,179                  448,383

DIVIDENDS PAID TO
 SHAREHOLDERS FROM NET INVESTMENT INCOME:                                                     (42,150)                 (15,504)

CAPITAL SHARE TRANSACTIONS                                                                    641,208                  165,155

TOTAL INCREASE IN NET ASSETS                                                                  963,237                  598,034

NET ASSETS:
 Beginning of year                                                                          1,769,780                1,171,746
 End of year (including
  undistributed
  net investment income: $10,894 and $15,451,
  respectively)                                                                            $2,733,017               $1,769,780

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:


          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

CollegeAmerica is a registered trademark of the Virginia College Savings
Plan./SM/

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.


2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended October 31, 2004, non-U.S. taxes paid on realized gains were $377,000. As of October 31, 2004, there were no non-U.S. taxes provided on unrealized gains.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on investments and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of October 31, 2004, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $2,234,715,000.

During the year ended October 31, 2004, the fund reclassified $251,000 to undistributed net investment income from undistributed net realized gains; and reclassified $4,000 to additional paid-in capital from undistributed net investment income to align financial reporting with tax reporting.

As of October 31, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and currency gains

                                                                                                              $41,110
Short-term capital loss deferrals                                                                            (169,085)
Gross unrealized appreciation on investment securities                                                        589,257
Gross unrealized depreciation on investment securities                                                        (94,952)
Net unrealized appreciation on investment securities                                                          494,305

Short-term capital loss deferrals above include capital loss carryforwards of $59,130,000, $58,463,000, and $51,492,000 expiring in 2009, 2010 and 2011, respectively. During the year ended October 31, 2004, the fund realized, on a tax basis, a net capital gain of $103,567,000, which was offset by the utilization of capital loss carryforwards. The remaining capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

Share class                                     Year ended October 31, 2004                  Year ended October 31, 2003
Class A                                                            $ 36,096                                     $ 14,276
Class B                                                               1,014                                          183
Class C                                                                 945                                          124
Class F                                                               2,050                                          377
Class 529-A                                                             338                                           72
Class 529-B                                                              49                                           10
Class 529-C                                                              81                                           15
Class 529-E                                                              17                                            4
Class 529-F                                                              25                                           -*
Class R-1                                                                 7                                           -*
Class R-2                                                               139                                           11
Class R-3                                                               148                                           14
Class R-4                                                                34                                            1
Class R-5                                                             1,207                                          417
Total                                                              $ 42,150                                     $ 15,504

* Amount less than one thousand.

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.


INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.620% on such assets in excess of $2.5 billion. During the year ended October 31, 2004, CRMC reduced investment advisory services fees by $159,000. As a result, the fee shown on the accompanying financial statements of $16,931,000, which was equivalent to an annualized rate of 0.736%, was reduced to $16,772,000, or 0.729% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended October 31, 2004, CRMC agreed to pay a portion of these fees for classes R-1, R-2, R-3 and R-4. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described on the previous page for the year ended October 31, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $4,727           $2,480         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B           732              113          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C           722           Included             $108                $28            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           301           Included              181                 35            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A          33           Included              33                  5                  $22
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B          41           Included               6                  3                    4
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C          62           Included               9                  4                    6
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          6            Included               2                 -*                   1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          4            Included              2                   -*                   2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           10           Included               2                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2           84           Included              17                  92            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3           55           Included              17                  23            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           5            Included               3                  1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              69                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $6,782           $2,593              $449               $195                 $35
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.


DEFERRED   DIRECTORS'   COMPENSATION  -  Since  the  adoption  of  the  deferred
compensation plan in 1999, fund's implementation year Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $140,000 in current fees (either paid in cash or deferred) and a net increase of $106,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Share class                                                                   Sales(1)                  Reinvestments of dividends
                                                                          Amount       Shares                Amount      Shares
Year ended October 31, 2004
Class A                                                                $ 625,724       22,400              $ 34,242       1,300
Class B                                                                   37,650        1,366                   985          38
Class C                                                                   58,556        2,139                   905          35
Class F                                                                  105,482        3,817                 1,807          69
Class 529-A                                                               15,766          568                   338          13
Class 529-B                                                                2,319           85                    49           2
Class 529-C                                                                3,863          141                    81           3
Class 529-E                                                                  796           29                    17           1
Class 529-F                                                                1,198           43                    25           1
Class R-1                                                                  1,889           68                     7          -*
Class R-2                                                                 12,563          455                   136           5
Class R-3                                                                 11,921          424                   146           5
Class R-4                                                                  2,965          108                    34           1
Class R-5                                                                 38,583        1,380                 1,171          44
Total net increase
   (decrease)                                                          $ 919,275       33,023              $ 39,943       1,517

Year ended October 31, 2003
Class A                                                                $ 671,186       32,878              $ 13,514         691
Class B                                                                   22,704        1,067                   178           9
Class C                                                                   89,692        4,328                   115           6
Class F                                                                  128,996        6,251                   294          15
Class 529-A                                                                5,746          271                    72           4
Class 529-B                                                                1,397           66                    10          -*
Class 529-C                                                                1,974           92                    15           1
Class 529-E                                                                  276           13                     4          -*
Class 529-F                                                                  800           35                    -*          -*
Class R-1                                                                    362           17                    -*          -*
Class R-2                                                                  5,388          247                    11           1
Class R-3                                                                  5,546          255                    14           1
Class R-4                                                                    946           45                     1          -*
Class R-5                                                                 11,444          537                   410          21
Total net increase
   (decrease)                                                          $ 946,457       46,102              $ 14,638         749




Share class                                                                 Repurchases(1)                       Net increase
                                                                          Amount       Shares                Amount      Shares
Year ended October 31, 2004
Class A                                                               $ (246,193)      (8,873)            $ 413,773      14,827
Class B                                                                  (11,205)        (408)               27,430         996
Class C                                                                  (11,002)        (406)               48,459       1,768
Class F                                                                  (32,794)      (1,192)               74,495       2,694
Class 529-A                                                               (1,171)         (42)               14,933         539
Class 529-B                                                                  (83)          (3)                2,285          84
Class 529-C                                                                 (592)         (22)                3,352         122
Class 529-E                                                                  (35)          (2)                  778          28
Class 529-F                                                                  (89)          (3)                1,134          41
Class R-1                                                                   (707)         (26)                1,189          42
Class R-2                                                                 (2,803)        (102)                9,896         358
Class R-3                                                                 (3,154)        (114)                8,913         315
Class R-4                                                                   (600)         (22)                2,399          87
Class R-5                                                                 (7,582)        (275)               32,172       1,149
Total net increase
   (decrease)                                                         $ (318,010)     (11,490)            $ 641,208      23,050

Year ended October 31, 2003
Class A                                                               $ (611,242)     (30,531)             $ 73,458       3,038
Class B                                                                  (12,154)        (585)               10,728         491
Class C                                                                  (70,969)      (3,484)               18,838         850
Class F                                                                  (94,236)      (4,717)               35,054       1,549
Class 529-A                                                                 (428)         (20)                5,390         255
Class 529-B                                                                  (29)          (1)                1,378          65
Class 529-C                                                                  (41)          (2)                1,948          91
Class 529-E                                                                   (3)          -*                   277          13
Class 529-F                                                                  (10)          (1)                  790          34
Class R-1                                                                    (55)          (3)                  307          14
Class R-2                                                                   (854)         (41)                4,545         207
Class R-3                                                                 (1,272)         (61)                4,288         195
Class R-4                                                                   (547)         (25)                  400          20
Class R-5                                                                 (4,100)        (194)                7,754         364
Total net increase
   (decrease)                                                         $ (795,940)     (39,665)            $ 165,155       7,186

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.


6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,000,975,000 and $431,855,000, respectively, during the year ended October 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended October 31, 2004, the custodian fee of $1,392,000 included $5,000 that was offset by this reduction, rather than paid in cash.

Financial highlights (1)

                                                                                      Income (loss) from investment operations(2)
                                                                                                                 Net
                                                                        Net asset                      gains (losses)
                                                                           value,             Net      on securities   Total from
                                                                        beginning      investment     (both realized   investment
                                                                        of period          income     and unrealized)  operations
Class A:
 Year ended 10/31/2004                                                     $25.60            $.47              $4.20        $4.67
 Year ended 10/31/2003                                                      18.90             .39               6.56         6.95
 Year ended 10/31/2002                                                      19.04             .34                .07          .41
 Year ended 10/31/2001                                                      22.81             .47              (3.87)       (3.40)
 Year ended 10/31/2000                                                      23.67             .42              (1.08)        (.66)
Class B:
 Year ended 10/31/2004                                                      25.29             .25               4.14         4.39
 Year ended 10/31/2003                                                      18.69             .22               6.50         6.72
 Year ended 10/31/2002                                                      18.82             .16                .09          .25
 Year ended 10/31/2001                                                      22.71             .28              (3.85)       (3.57)
 Period from 3/15/2000 to 10/31/2000                                        29.09             .20              (6.58)       (6.38)
Class C:
 Year ended 10/31/2004                                                      25.18             .24               4.11         4.35
 Year ended 10/31/2003                                                      18.66             .21               6.48         6.69
 Year ended 10/31/2002                                                      18.76             .12                .12          .24
 Period from 3/15/2001 to 10/31/2001                                        21.44             .09              (2.77)       (2.68)
Class F:
 Year ended 10/31/2004                                                      25.52             .46               4.17         4.63
 Year ended 10/31/2003                                                      18.88             .38               6.54         6.92
 Year ended 10/31/2002                                                      18.98             .28                .12          .40
 Period from 3/16/2001 to 10/31/2001                                        21.42             .21              (2.65)       (2.44)
Class 529-A:
 Year ended 10/31/2004                                                      25.56             .46               4.18         4.64
 Year ended 10/31/2003                                                      18.89             .40               6.54         6.94
 Period from 2/19/2002 to 10/31/2002                                        21.19             .14              (2.44)       (2.30)
Class 529-B:
 Year ended 10/31/2004                                                      25.25             .20               4.14         4.34
 Year ended 10/31/2003                                                      18.79             .19               6.48         6.67
 Period from 2/26/2002 to 10/31/2002                                        21.20             .02              (2.43)       (2.41)
Class 529-C:
 Year ended 10/31/2004                                                      25.28             .21               4.14         4.35
 Year ended 10/31/2003                                                      18.79             .19               6.50         6.69
 Period from 2/25/2002 to 10/31/2002                                        21.15             .04              (2.40)       (2.36)
Class 529-E:
 Year ended 10/31/2004                                                      25.46             .36               4.18         4.54
 Year ended 10/31/2003                                                      18.86             .31               6.53         6.84
 Period from 3/22/2002 to 10/31/2002                                        22.57             .10              (3.81)       (3.71)
Class 529-F:
 Year ended 10/31/2004                                                      25.54             .43               4.18         4.61
 Year ended 10/31/2003                                                      18.90             .39               6.52         6.91
 Period from 9/17/2002 to 10/31/2002                                        19.44               - (7)           (.54)        (.54)




Financial highlights (1)                                           (continued)

                                                                                      Income (loss) from investment operations(2)
                                                                                                                 Net
                                                                        Net asset                       gains(losses)
                                                                           value,             Net      on securities   Total from
                                                                        beginning      investment     (both realized   investment
                                                                        of period    income (loss)    and unrealized)  operations
Class R-1:
 Year ended 10/31/2004                                                     $25.33            $.25              $4.14        $4.39
 Year ended 10/31/2003                                                      18.85             .23               6.50         6.73
 Period from 6/11/2002 to 10/31/2002                                        22.44             .01              (3.60)       (3.59)
Class R-2:
 Year ended 10/31/2004                                                      25.34             .25               4.14         4.39
 Year ended 10/31/2003                                                      18.86             .22               6.51         6.73
 Period from 6/7/2002 to 10/31/2002                                         22.37            (.02)             (3.49)       (3.51)
Class R-3:
 Year ended 10/31/2004                                                      25.56             .36               4.18         4.54
 Year ended 10/31/2003                                                      18.96             .30               6.56         6.86
 Period from 6/6/2002 to 10/31/2002                                         22.41             .03              (3.48)       (3.45)
Class R-4:
 Year ended 10/31/2004                                                      25.68             .47               4.20         4.67
 Year ended 10/31/2003                                                      18.90             .39               6.57         6.96
 Period from 10/7/2002 to 10/31/2002                                        18.21               - (7)            .69          .69
Class R-5:
 Year ended 10/31/2004                                                      25.66             .55               4.20         4.75
 Year ended 10/31/2003                                                      18.93             .46               6.57         7.03
 Period from 5/15/2002 to 10/31/2002                                        23.05             .12              (4.24)       (4.12)




Financial highlights (1)



                                                                            Dividends
                                                                            (from net    Net asset                  Net assets,
                                                                           investment   value, end         Total  end of period
                                                                               income)   of period     return (3)  (in millions)
Class A:
 Year ended 10/31/2004                                                          $(.59)      $29.68         18.51%        $2,212
 Year ended 10/31/2003                                                           (.25)       25.60         37.19          1,528
 Year ended 10/31/2002                                                           (.55)       18.90          1.95          1,071
 Year ended 10/31/2001                                                           (.37)       19.04        (15.13)         1,053
 Year ended 10/31/2000                                                           (.20)       22.81         (2.91)         1,279
Class B:
 Year ended 10/31/2004                                                           (.45)       29.23         17.58             89
 Year ended 10/31/2003                                                           (.12)       25.29         36.12             52
 Year ended 10/31/2002                                                           (.38)       18.69          1.17             29
 Year ended 10/31/2001                                                           (.32)       18.82        (15.91)            20
 Period from 3/15/2000 to 10/31/2000                                                -        22.71        (21.93)            16
Class C:
 Year ended 10/31/2004                                                           (.50)       29.03         17.53             96
 Year ended 10/31/2003                                                           (.17)       25.18         36.10             39
 Year ended 10/31/2002                                                           (.34)       18.66          1.15             13
 Period from 3/15/2001 to 10/31/2001                                                -        18.76        (12.50)             3
Class F:
 Year ended 10/31/2004                                                           (.61)       29.54         18.44            162
 Year ended 10/31/2003                                                           (.28)       25.52         37.10             71
 Year ended 10/31/2002                                                           (.50)       18.88          1.95             23
 Period from 3/16/2001 to 10/31/2001                                                -        18.98        (11.39)             3
Class 529-A:
 Year ended 10/31/2004                                                           (.61)       29.59         18.43             31
 Year ended 10/31/2003                                                           (.27)       25.56         37.18             13
 Period from 2/19/2002 to 10/31/2002                                                -        18.89        (10.85)             5
Class 529-B:
 Year ended 10/31/2004                                                           (.44)       29.15         17.41              6
 Year ended 10/31/2003                                                           (.21)       25.25         35.86              3
 Period from 2/26/2002 to 10/31/2002                                                -        18.79        (11.37)             1
Class 529-C:
 Year ended 10/31/2004                                                           (.46)       29.17         17.43              8
 Year ended 10/31/2003                                                           (.20)       25.28         35.90              4
 Period from 2/25/2002 to 10/31/2002                                                -        18.79        (11.16)             1
Class 529-E:
 Year ended 10/31/2004                                                           (.54)       29.46         18.07              2
 Year ended 10/31/2003                                                           (.24)       25.46         36.64              1
 Period from 3/22/2002 to 10/31/2002                                                -        18.86        (16.44)             - (6)
Class 529-F:
 Year ended 10/31/2004                                                           (.62)       29.53         18.33              2
 Year ended 10/31/2003                                                           (.27)       25.54         37.01              1
 Period from 9/17/2002 to 10/31/2002                                                -        18.90         (2.78)             - (6)




Financial highlights (1)                                            (continued)



                                                                            Dividends
                                                                            (from net    Net asset                  Net assets,
                                                                           investment   value, end         Total  end of period
                                                                               income)   of period        return   (in millions)
Class R-1:
 Year ended 10/31/2004                                                         ($0.50)      $29.22        17.57%             $2
 Year ended 10/31/2003                                                           (.25)       25.33         36.07              - (6)
 Period from 6/11/2002 to 10/31/2002                                                -        18.85        (16.00)             - (6)
Class R-2:
 Year ended 10/31/2004                                                           (.52)       29.21         17.58             17
 Year ended 10/31/2003                                                           (.25)       25.34         36.09              6
 Period from 6/7/2002 to 10/31/2002                                                 -        18.86        (15.69)             1
Class R-3:
 Year ended 10/31/2004                                                           (.57)       29.53         18.03             16
 Year ended 10/31/2003                                                           (.26)       25.56         36.63              6
 Period from 6/6/2002 to 10/31/2002                                                 -        18.96        (15.39)             1
Class R-4:
 Year ended 10/31/2004                                                           (.63)       29.72         18.48              3
 Year ended 10/31/2003                                                           (.18)       25.68         37.14              1
 Period from 10/7/2002 to 10/31/2002                                                -        18.90          3.79              - (6)
Class R-5:
 Year ended 10/31/2004                                                           (.65)       29.76         18.83             87
 Year ended 10/31/2003                                                           (.30)       25.66         37.60             45
 Period from 5/15/2002 to 10/31/2002                                                -        18.93        (17.87)            27




Financial highlights (1)

                                                                   Ratio of expenses        Ratio of expenses         Ratio of
                                                                      to average net           to average net       net income
                                                                       assets before             assets after       to average
                                                                reimbursement/waiver   reimbursement/waiver(4)      net assets
Class A:
 Year ended 10/31/2004                                                         1.23%                    1.22%            1.68%
 Year ended 10/31/2003                                                         1.31                     1.31             1.86
 Year ended 10/31/2002                                                         1.34                     1.34             1.65
 Year ended 10/31/2001                                                         1.29                     1.29             2.15
 Year ended 10/31/2000                                                         1.35                     1.35             1.61
Class B:
 Year ended 10/31/2004                                                         2.01                     2.00              .91
 Year ended 10/31/2003                                                         2.10                     2.10             1.05
 Year ended 10/31/2002                                                         2.15                     2.15              .78
 Year ended 10/31/2001                                                         2.13                     2.13             1.32
 Period from 3/15/2000 to 10/31/2000                                           2.03 (5)                 2.03 (5)          .93 (5)
Class C:
 Year ended 10/31/2004                                                         2.04                     2.03              .89
 Year ended 10/31/2003                                                         2.12                     2.12              .99
 Year ended 10/31/2002                                                         2.14                     2.14              .61
 Period from 3/15/2001 to 10/31/2001                                           2.19 (5)                 2.19 (5)          .69 (5)
Class F:
 Year ended 10/31/2004                                                         1.27                     1.26             1.65
 Year ended 10/31/2003                                                         1.35                     1.35             1.77
 Year ended 10/31/2002                                                         1.38                     1.38             1.35
 Period from 3/16/2001 to 10/31/2001                                           1.40 (5)                 1.40 (5)         1.62 (5)
Class 529-A:
 Year ended 10/31/2004                                                         1.27                     1.26             1.65
 Year ended 10/31/2003                                                         1.30                     1.30             1.87
 Period from 2/19/2002 to 10/31/2002                                           1.47 (5)                 1.47 (5)          .99 (5)
Class 529-B:
 Year ended 10/31/2004                                                         2.17                     2.17              .74
 Year ended 10/31/2003                                                         2.27                     2.27              .89
 Period from 2/26/2002 to 10/31/2002                                           2.25 (5)                 2.25 (5)          .14 (5)
Class 529-C:
 Year ended 10/31/2004                                                         2.16                     2.15              .76
 Year ended 10/31/2003                                                         2.24                     2.24              .90
 Period from 2/25/2002 to 10/31/2002                                           2.21 (5)                 2.21 (5)          .26 (5)
Class 529-E:
 Year ended 10/31/2004                                                         1.62                     1.61             1.31
 Year ended 10/31/2003                                                         1.69                     1.69             1.47
 Period from 3/22/2002 to 10/31/2002                                           1.66 (5)                 1.66 (5)          .78 (5)
Class 529-F:
 Year ended 10/31/2004                                                         1.37                     1.36             1.54
 Year ended 10/31/2003                                                         1.43                     1.43             1.74
 Period from 9/17/2002 to 10/31/2002                                            .17                      .17                - (8)




Financial highlights (1)     (continued)



                                                                   Ratio of expenses        Ratio of expenses     Ratio of net
                                                                      to average net           to average net    income (loss)
                                                                       assets before             assets after       to average
                                                                reimbursement/waiver  reimbursement/waiver(4)       net assets
Class R-1:
 Year ended 10/31/2004                                                         2.16%                    2.04%             .92%
 Year ended 10/31/2003                                                         2.84                     2.10             1.05
 Period from 6/11/2002 to 10/31/2002                                           3.49                      .81              .06
Class R-2:
 Year ended 10/31/2004                                                         2.57                     2.00              .91
 Year ended 10/31/2003                                                         2.69                     2.06              .98
 Period from 6/7/2002 to 10/31/2002                                            1.04                      .83             (.11)
Class R-3:
 Year ended 10/31/2004                                                         1.70                     1.62             1.30
 Year ended 10/31/2003                                                         1.84                     1.68             1.37
 Period from 6/6/2002 to 10/31/2002                                             .77                      .68              .13
Class R-4:
 Year ended 10/31/2004                                                         1.29                     1.27             1.66
 Year ended 10/31/2003                                                         1.43                     1.33             1.79
 Period from 10/7/2002 to 10/31/2002                                            .13                      .09                - (8)
Class R-5:
 Year ended 10/31/2004                                                          .95                      .94             1.96
 Year ended 10/31/2003                                                         1.01                     1.01             2.15
 Period from 5/15/2002 to 10/31/2002                                            .46                      .46              .62



                                                                                 Year ended October 31
                                                                2004          2003         2002         2001         2000

Portfolio turnover rate for all classes of shares                20%           30%          32%          40%          30%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 10/31/2004, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.
(7) Amount less than one cent.
(8) Amount less than .01 percent.


See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World, Inc. (the "Fund"), including the summary investment portfolio, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Costa Mesa, California
December 8, 2004


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending October 31, 2004.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year is $5,567,000. Foreign source income earned by the fund for the fiscal year was $69,998,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, $40,437,000 of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income. In addition, all of the dividends paid by the fund from ordinary income earned during the prior fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, $1,813,000 of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $120,000 of the dividends paid by the fund from ordinary income earned during the fiscal year was derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Returns for periods ended September 30, 2004 (the most recent calendar quarter):

                                                                                              1 YEAR          LIFE OF CLASS
CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                        +18.50%            +0.61%(1)
Not reflecting CDSC                                                                           +23.50             +1.04(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +22.46             +9.87(2)
Not reflecting CDSC                                                                           +23.46             +9.87(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +24.37            +10.96(4)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                         +17.26            +12.03(5)
Not reflecting maximum sales charge                                                           +24.40            +14.60(5)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold  within six years of purchase                                    +18.23            +12.40(6)
Not reflecting CDSC                                                                           +23.23            +13.67(6)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +22.29            +13.78(7)
Not reflecting CDSC                                                                           +23.29            +13.78(7)

CLASS 529-E SHARES(3)                                                                         +23.94            +11.90(8)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +24.25            +24.15(9)

The fund's investment adviser is waiving 5% of its management fee for the period September 1, 2004 through August 31, 2005. Over this one-year period, the fee waiver will amount to an approximate one to five basis point reduction in fund expenses. Accordingly, without the waiver the returns and distribution rates of the fund might have been lower by a similar order of magnitude.

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from March 16, 2001, when Class F shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-A shares were first sold.
(6) Average annual total return from February 26, 2002, when Class 529-B shares were first sold.
(7) Average annual total return from February 25, 2002, when Class 529-C shares were first sold.
(8) Average annual total return from March 22, 2002, when Class 529-E shares were first sold.
(9) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.

There are several ways to invest in New World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.81 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.04 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.


EXPENSE EXAMPLE (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 through October 31, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table on the next page to estimate the impact of these fees by adding the amount of the fees to the number in the first line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the first line under the heading entitled "Ending account value."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table on the next page to estimate the impact of these fees by adding the amount of the fees to the number in the second line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the second line under the heading entitled "Ending account value."

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                               Beginning account           Ending account          Expenses paid       Annualized
                                                  value 5/1/2004         value 10/31/2004       during period(1)    expense ratio

Class A -- actual return                         $      1,000.00                $1,068.78                 $6.14             1.18%
Class A -- assumed 5% return                            1,000.00                 1,019.20                  5.99             1.18
Class B -- actual return                                1,000.00                 1,064.47                 10.27             1.98
Class B -- assumed 5% return                            1,000.00                 1,015.18                 10.03             1.98
Class C -- actual return                                1,000.00                 1,064.15                 10.43             2.01
Class C -- assumed 5% return                            1,000.00                 1,015.03                 10.18             2.01
Class F -- actual return                                1,000.00                 1,068.34                  6.39             1.23
Class F -- assumed 5% return                            1,000.00                 1,018.95                  6.24             1.23
Class 529-A -- actual return                            1,000.00                 1,068.61                  6.29             1.21
Class 529-A -- assumed 5% return                        1,000.00                 1,019.05                  6.14             1.21
Class 529-B -- actual return                            1,000.00                 1,063.48                 11.15             2.15
Class 529-B -- assumed 5% return                        1,000.00                 1,014.33                 10.89             2.15
Class 529-C -- actual return                            1,000.00                 1,063.83                 11.05             2.13
Class 529-C -- assumed 5% return                        1,000.00                 1,014.43                 10.79             2.13
Class 529-E -- actual return                            1,000.00                 1,066.63                  8.26             1.59
Class 529-E -- assumed 5% return                        1,000.00                 1,017.14                  8.06             1.59
Class 529-F -- actual return                            1,000.00                 1,067.98                  6.97             1.34
Class 529-F -- assumed 5% return                        1,000.00                 1,018.40                  6.80             1.34
Class R-1 -- actual return                              1,000.00                 1,064.48                 10.48             2.02
Class R-1 -- assumed 5% return                          1,000.00                 1,014.98                 10.23             2.02
Class R-2 -- actual return                              1,000.00                 1,064.12                 10.27             1.98
Class R-2 -- assumed 5% return                          1,000.00                 1,015.18                 10.03             1.98
Class R-3 -- actual return                              1,000.00                 1,066.45                  8.31             1.60
Class R-3 -- assumed 5% return                          1,000.00                 1,017.09                  8.11             1.60
Class R-4 -- actual return                              1,000.00                 1,068.29                  6.50             1.25
Class R-4 -- assumed 5% return                          1,000.00                 1,018.85                  6.34             1.25
Class R-5 -- actual return                              1,000.00                 1,070.11                  4.79              .92
Class R-5 -- assumed 5% return                          1,000.00                 1,020.51                  4.67              .92

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).


BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                           YEAR FIRST
                                              ELECTED
                                           A DIRECTOR
NAME AND AGE                           OF THE FUND(1)         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Elisabeth Allison, 58                           1999          Senior Partner, ANZI, Ltd. (mergers and acquisitions, joint ventures and licensing consultants); Chief Business Adviser, Harvard Medical
                                                              School; former Senior Vice President, Development, McGraw Hill
                                                              Companies

Robert A. Fox, 67                               1999          Managing General Partner, Fox Investments LP; former Professor,
                                                              University of California; retired President and CEO, Foster Farms
                                                              (poultry producer)

Koichi Itoh, 64                                 1999          Executive Chairman, Itoh Building Co., Ltd.; former President,
                                                              Autosplice KK; former Managing Partner, VENCA Management (venture capital)

William H. Kling, 62                            1999          President, American Public Media Group

John G. McDonald, 67                            1999          The Stanford Investors Professor, Graduate School of Business,
                                                              Stanford University

William I. Miller, 48                           1999          Chairman of the Board, Irwin Financial Corporation

Alessandro Ovi, 60                              2001          Special Advisor to the President of the European Commission; former
                                                              CEO, Tecnitel

Kirk P. Pendleton, 65                           1999          Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)


"NON-INTERESTED" DIRECTORS

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
                                          OVERSEEN BY
NAME AND AGE                                 DIRECTOR         OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Elisabeth Allison, 58                             3           None

Robert A. Fox, 67                                 7           Crompton Corporation

Koichi Itoh, 64                                   3           None

William H. Kling, 62                              6           Irwin Financial Corporation; St. Paul Travelers Companies

John G. McDonald, 67                              8           iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation;
                                                              Varian, Inc.

William I. Miller, 48                             3           Cummins, Inc.; Tennant Company

Alessandro Ovi, 60                                2           SEAT (Telecom Italia); ST Microelectronics

Kirk P. Pendleton, 65                             6           None


"INTERESTED" DIRECTORS(4)

                                           YEAR FIRST
                                            ELECTED A
                                          DIRECTOR OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                              OFFICER OF         POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                        THE FUND(1)         UNDERWRITER OF THE FUND

Gina H. Despres, 63                             1999          Senior Vice President, Capital Research and Management Company;
Chairman of the Board                                         Vice President, Capital Strategy Research, Inc.(5)

Robert W. Lovelace, 42                          1999          Senior Vice President, Capital Research and Management Company;
President                                                     Chairman of the Board, Capital Research Company;(5)
                                                              Director, The Capital Group Companies, Inc.(5)


"INTERESTED" DIRECTORS(4)

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
NAME, AGE AND                             OVERSEEN BY
POSITION WITH FUND                           DIRECTOR         OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Gina H. Despres, 63                               4           None
Chairman of the Board

Robert W. Lovelace, 42                            1           None
President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.
(6) All of the officers listed, with the exception of Joseph R. Higdon, are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

OTHER OFFICERS(6)
                                           YEAR FIRST
                                           ELECTED AN         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                              OFFICER OF         POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                        THE FUND(1)         UNDERWRITER OF THE FUND

Mark E. Denning, 47                             1999          Director, Capital Research and Management
Senior Vice President                                         Company; Director, The Capital Group Companies, Inc.;(5) Senior Vice
                                                              President, Capital Research Company(5)

David C. Barclay, 48                            1999          Senior Vice President, Capital Research and
Vice President                                                Management Company; Director, The Capital Group Companies, Inc.(5)

Michael J. Downer, 49                           2003          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary and Director, American Funds
                                                              Distributors, Inc.;(5) Director, Capital Bank and Trust Company(5)

Alwyn Heong, 44                                 1999          Senior Vice President, Capital Research Company(5)
Vice President

Joseph R. Higdon, 63                            1999          Senior Vice President, Capital Research Company;(5)
Vice President                                                Senior Vice President and Director, Capital Strategy Research, Inc.(5)

Carl M. Kawaja, 40                              1999          Senior Vice President, Capital Research Company;(5)
Vice President                                                Director, Capital International, Inc.(5)

Vincent P. Corti, 48                            1999          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

R. Marcia Gould, 50                             1999          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Dayna G. Yamabe, 37                             1999          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Kirkpatrick & Lockhart LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Costa Mesa, CA 92626-7188

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE FREE OF CHARGE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) WEBSITE AT WWW.SEC.GOV, ON THE AMERICAN FUNDS WEBSITE OR UPON REQUEST BY CALLING AFS. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE SEC AND AMERICAN FUNDS WEBSITES.

A complete portfolio of New World Fund's investments is available free of charge on the SEC website or upon request by calling AFS.

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of New World Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
>  New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-936-1204P

Litho in USA KBD/CG/8066-S1918

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Robert A. Fox, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:
a)       Audit Fees:
                                    2003             $53,000
                                    2004             $56,000
b) Audit- Related Fees:
                                    2003             none
                                    2004             $8,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's investment
                                    adviser conducted in accordance with
                                    Statement on Auditing Standards Number 70
                                    issued by the American Institute of
                                    Certified Public Accountants.
c) Tax Fees:
                                    2003             $6,000
                                    2004             $8,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the Registrant's tax returns including returns relating to the registrant's investments in non-U.S. jurisdictions.

d) All Other Fees:
                                    2003             none
                                    2004             none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below): b) Audit- Related Fees: 2003 $365,000 2004 $323,000 The audit-related fees consist of assurance and related services relating to the examination of the Registrant's transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants. c) Tax Fees: 2003 none 2004 none d) All Other Fees: 2003 none 2004 none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $380,000 for fiscal year 2003 and $982,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - American Funds (r)]

NEW WORLD FUND

INVESTMENT PORTFOLIO
October 31, 2004

                                                                                                            Market value
COMMON STOCKS -- 81.34%                                                                          Shares            (000)

FINANCIALS -- 13.07%
Housing Development Finance Corp. Ltd.                                                        3,417,818        $  48,285
OTP Bank Rt.                                                                                  1,821,000           46,194
Erste Bank der oesterreichischen Sparkassen AG                                                  930,800           41,527
Itausa -- Investimentos Itau SA, preferred nominative                                        18,086,419           26,109
HSBC Holdings PLC                                                                             1,499,817           24,284
ICICI Bank Ltd.                                                                               3,408,800           22,488
ICICI Bank Ltd. (ADR)                                                                            47,125              743
Malayan Banking Bhd.                                                                          5,731,800           16,592
Hong Leong Bank Bhd.                                                                         10,829,600           14,962
PT Bank Rakyat Indonesia                                                                     68,930,100           14,803
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR)                                            515,000           13,622
SM Prime Holdings, Inc.                                                                      98,000,000           13,067
HDFC Bank Ltd.                                                                                1,398,300           12,805
American International Group, Inc.                                                              189,000           11,474
Bank Zachodni WBK SA                                                                            426,744           10,782
Bank Polska Kasa Opieki SA                                                                      249,000            9,492
Bank of the Philippine Islands                                                                9,710,460            8,373
Banco Itau Holding Financeira SA, preferred nominative                                           38,500            4,667
Daegu Bank, Ltd.                                                                                725,000            4,341
Kookmin Bank(1)                                                                                 121,000            4,044
Allied Irish Banks, PLC                                                                         223,987            3,910
United Overseas Bank Ltd.                                                                       350,000            2,842
PICC Property and Casualty Co. Ltd., Class H(1)                                               4,962,000            1,785
                                                                                                                 357,191

TELECOMMUNICATION SERVICES -- 12.37%
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                     154,180,000           73,864
Philippine Long Distance Telephone Co.(1)                                                     1,304,290           32,578
Philippine Long Distance Telephone Co. (ADR)(1)                                                 373,200            9,367
CESKY TELECOM, AS                                                                             2,283,742           30,116
Portugal Telecom, SGPS, SA                                                                    2,368,600           26,744
Telefonica, SA                                                                                1,603,149           26,526
Partner Communications Co. Ltd.(1)                                                            2,877,000           18,939
Partner Communications Co. Ltd (ADR)(1)                                                         235,000            1,539
Advanced Info Service PCL                                                                     8,641,500           19,690
SK Telecom Co., Ltd. (ADR)                                                                      905,670           17,869
America Movil SA de CV, Series L (ADR)                                                          355,500           15,642
Maxis Communications Bhd.                                                                     4,896,400           11,082
KT Corp. (ADR)                                                                                  579,680           10,701
KT Corp.                                                                                          6,160              200
China Unicom Ltd.                                                                            13,525,300            9,646
Magyar Tavkozlesi Rt. (ADR)                                                                     325,000            6,848
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. Tbk (ADR)                          260,000            6,791
China Mobile (Hong Kong) Ltd.                                                                 2,219,800       $    6,447
GLOBE TELECOM, Inc.                                                                             239,992            4,373
Celular CRT SA, preferred nominative, Class A                                                22,500,000            4,100
Celular CRT SA, ordinary nominative                                                             499,659               67
Telefonos de Mexico, SA de CV, Class L (ADR)                                                    100,000            3,424
Cia. de Telecomunicaciones de Chile SA (ADR)                                                    160,000            1,653
Global Light Telecommunications Inc.(1),(2),(3)                                                 240,000                2
Global Light Telecommunications Inc.(1),(3)                                                     160,000                2
                                                                                                                 338,210

MATERIALS -- 11.32%
Cia. Vale do Rio Doce, Class A, preferred nominative                                          2,217,000           40,394
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                612,600           12,963
Votorantim Celulose e Papel SA, preferred nominative (ADR)                                    1,046,000           36,139
Hindalco Industries Ltd.                                                                        840,000           22,000
INI Steel Co.                                                                                 1,975,000           20,915
Ivanhoe Mines Ltd.(1)                                                                         2,660,000           15,737
Xstrata PLC                                                                                   1,000,000           15,519
Associated Cement Companies Ltd.                                                              2,500,000           14,138
Cemex, SA de CV, ordinary participation certificates, units (ADR)                               483,449           14,010
Siam Cement PCL                                                                               2,095,000           13,070
Harmony Gold Mining Co. Ltd.                                                                  1,095,000           12,835
Phelps Dodge Corp.                                                                              137,000           11,993
AngloGold Ashanti Ltd.                                                                          290,000           10,776
Siam City Cement PCL                                                                          1,874,600            9,319
Sino-Forest Corp., Class A(1)                                                                 3,586,000            8,280
Hyosung Corp.                                                                                   655,408            7,966
Hanil Cement Co., Ltd.                                                                          181,500            7,664
Freeport-McMoRan Copper & Gold Inc., Class B                                                    198,000            7,172
BHP Billiton PLC                                                                                682,288            6,936
Asian Paints (India) Ltd.                                                                       829,755            5,406
Aracruz Celulose SA, Class B, preferred nominative (ADR)                                        149,000            5,018
Holcim Ltd.                                                                                      81,142            4,346
Anglo American PLC                                                                              163,941            3,601
Formosa Plastics Corp.                                                                        2,088,200            3,216
                                                                                                                 309,413

CONSUMER STAPLES -- 9.82%
Fomento Economico Mexicano, SA de CV (ADR)                                                      923,000           40,704
Avon Products, Inc.                                                                             706,000           27,922
Oriflame Cosmetics SA(1)                                                                      1,180,000           24,026
Wal-Mart de Mexico, SA de CV, Series V (ADR)                                                    478,000           15,631
Wal-Mart de Mexico, SA de CV, Series V                                                        2,163,900            7,089
Cia. de Bebidas das Americas -- AmBev, preferred nominative (ADR)                               785,000           19,468
Nestle SA                                                                                        80,650           19,121
PepsiCo, Inc.                                                                                   326,000           16,163
Orkla AS                                                                                        462,857           13,191
Anheuser-Busch Companies, Inc.                                                                  230,000           11,488
Groupe Danone                                                                                   128,800           10,804
Nestle India Ltd.                                                                               853,450           10,218
Coca-Cola Co.                                                                                   205,800            8,368
Kimberly-Clark de Mexico, SA de CV, Class A, ordinary participation certificates              2,450,000            7,340
Unilever NV                                                                                     119,500            6,968
Unilever PLC                                                                                    799,034            6,736
Controladora Comercial Mexicana, SA de CV, units                                              5,920,000            6,376
Migros Turk TAS                                                                             880,956,000            5,416
Coca-Cola FEMSA, SA de CV, Series L                                                           2,065,000            4,159
Heineken NV                                                                                     125,000            3,938
Coca-Cola HBC SA                                                                                150,000            3,345
                                                                                                                 268,471

INDUSTRIALS -- 7.70%
Daelim Industrial Co., Ltd.                                                                   1,539,100        $  66,020
Kumgang Korea Chemical Co., Ltd.                                                                392,500           41,740
Bharat Heavy Electricals Ltd.                                                                 1,150,000           15,843
3M Co.                                                                                          202,000           15,669
Hyundai Development Co.                                                                         887,000           11,890
Sandvik AB                                                                                      300,000           11,262
Metso Oyj                                                                                       770,000           10,870
Laureate Education, Inc.(1)                                                                     265,000           10,393
International Container Terminal Services, Inc.(1)                                           88,828,000            8,527
Asahi Glass Co., Ltd.                                                                           900,000            8,283
AGCO Corp.(1)                                                                                   425,000            8,253
Johnson Electric Holdings Ltd.                                                                1,750,000            1,743
Zhejiang Expressway Co. Ltd., Class H                                                           106,000               72
                                                                                                                 210,565

INFORMATION TECHNOLOGY -- 6.62%
Kingboard Chemical Holdings Ltd.                                                             18,699,400           39,167
NHN Corp.                                                                                       297,482           23,102
SINA Corp.(1)                                                                                   517,000           17,319
Mediatek Incorporation                                                                        2,432,797           16,299
Hon Hai Precision Industry Co., Ltd.                                                          3,635,836           13,375
Venture Corp. Ltd.                                                                            1,151,800           10,944
Quanta Computer Inc.                                                                          3,746,654            6,051
Quanta Computer Inc. (GDR)(2)                                                                   557,917            4,408
Optimax Technology Corp.                                                                      4,370,000            8,626
QUALCOMM Inc.                                                                                   150,000            6,272
ASE Test Ltd.(1)                                                                                909,000            5,490
Sunplus Technology Co., Ltd.                                                                  3,960,000            5,424
Samsung SDI Co., Ltd.                                                                            51,800            4,675
Motorola, Inc.                                                                                  250,000            4,315
Samsung Electro-Mechanics Co., Ltd.(1)                                                          183,000            3,925
Samsung Electronics Co., Ltd.                                                                     7,500            2,946
NetEase.com, Inc. (ADR)(1)                                                                       58,000            2,698
Sabre Holdings Corp., Class A                                                                   105,098            2,261
Sohu.com Inc.(1)                                                                                120,000            2,010
KEC Corp.                                                                                        75,000            1,340
Shanda Interactive Entertainment Ltd. (ADR)(1)                                                    5,200              158
                                                                                                                 180,805

CONSUMER DISCRETIONARY -- 6.52%
Honda Motor Co., Ltd.                                                                           419,000           20,271
Astro All Asia Networks PLC(1)                                                               14,188,500           19,416
Grupo Televisa, SA, ordinary participation certificates (ADR)                                   310,000           17,050
Kia Motors Corp.                                                                              1,816,000           17,040
Toyota Motor Corp.                                                                              330,000           12,878
Suzuki Motor Corp.                                                                              667,000           11,811
KangwonLand Inc.                                                                                995,100           11,116
Cheng Shin Rubber (Xiamen) Ind., Ltd.                                                         8,574,760           10,181
LG Electronics Inc.                                                                             178,630           10,089
Li & Fung Ltd.                                                                                5,895,000            8,711
Makita Corp.                                                                                    535,000            7,381
Koninklijke Philips Electronics NV                                                              290,000            6,879
Nien Hsing Textile Co., Ltd.                                                                  7,000,000            6,030
Cheil Industries Inc.                                                                           400,000            5,648
ABS-CBN Holdings Corp. (PDR)                                                                 14,918,200            5,636
Maruti Udyog Ltd.                                                                               615,000            5,098
BEC World PCL                                                                                 7,460,900            2,855
Antena 3 Television, SA(1)                                                                        1,336               86
                                                                                                                 178,176

ENERGY -- 3.77%
YUKOS Oil Co. (ADR)(1)                                                                        1,544,400           25,714
Petroleo Brasileiro SA -- Petrobras, ordinary nominative (ADR)                                  462,900           16,438
Oil & Natural Gas Corp. Ltd.                                                                    750,533           13,072
Nexen Inc.                                                                                      238,998           10,171
Noble Energy, Inc.                                                                              150,000            8,700
Harvest Natural Resources, Inc.(1)                                                              575,000            8,694
Pogo Producing Co.                                                                              155,000            7,107
LUKoil Holding (ADR)                                                                             48,000            5,988
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                               90,000            4,253
China Oilfield Services Ltd., Class H                                                         6,756,700            1,976
National Thermal Power Corp. Ltd.(1),(3)                                                        633,000              866
                                                                                                                 102,979

UTILITIES -- 2.77%
Reliance Energy Ltd.                                                                          2,311,000           31,973
GAIL (India) Ltd.                                                                             3,924,000           16,889
Cheung Kong Infrastructure Holdings Ltd.                                                      3,800,000           10,132
Gas Natural SDG, SA                                                                             330,000            8,996
AES Corp.(1)                                                                                    700,000            7,630
                                                                                                                  75,620

HEALTH CARE -- 2.69%
Novo Nordisk A/S, Class B                                                                       350,500           17,468
Ranbaxy Laboratories Ltd.                                                                       645,000           15,632
PLIVA d.d. (GDR)                                                                                904,000           13,650
AstraZeneca PLC (Sweden)                                                                        293,200           12,085
Dr. Reddy's Laboratories Ltd.                                                                   400,000            6,629
Teva Pharmaceutical Industries Ltd. (ADR)                                                       240,000            6,240
Lumenis Ltd.(1)                                                                                 820,000            1,689
                                                                                                                  73,393

MISCELLANEOUS -- 4.69%
Other common stocks in initial period of acquisition                                                             128,302


TOTAL COMMON STOCKS (cost: $1,726,487,000)                                                                     2,223,125


WARRANTS -- 0.03%

INFORMATION TECHNOLOGY -- 0.03%
Kingboard Chemical Holdings Ltd., warrants, expire 2006(1)                                    1,869,940              865


TOTAL WARRANTS (cost: $0)                                                                                            865


                                                                                       Principal amount
CONVERTIBLE SECURITIES -- 0.39%                                                                   (000)

FINANCIALS -- 0.39%
LG Card Co., Ltd., 3.00% convertible bond-warrants, expire 2009(1)                       KRW 14,166,800           10,642


TOTAL CONVERTIBLE SECURITIES (cost: $12,033,000)                                                                  10,642



                                                                                       Principal amount     Market value
BONDS AND NOTES -- 10.57%                                                                         (000)            (000)

GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS -- 10.07%
Russian Federation 8.25% 2010                                                                   $26,400        $  29,104
Russian Federation 8.25% 2010(2)                                                                  3,848            4,241
Russian Federation 5.00% 2030(2),(4)                                                             30,813           31,005
United Mexican States Government Global 8.625% 2008                                               5,471            6,283
United Mexican States Government Global 10.375% 2009                                              4,500            5,571
United Mexican States Government Global 9.875% 2010                                              13,625           16,943
United Mexican States Government Global 6.375% 2013                                              10,000           10,650
United Mexican States Government, Series MI1, 8.00% 2013                                     MXP 36,115            2,767
United Mexican States Government Global 11.375% 2016                                           $  8,620           12,844
United Mexican States Government, Series M20, 8.00% 2023                                     MXP 88,385            6,107
Brazil (Federal Republic of) Global 3.125% 2009(4)                                             $  2,192            2,135
Brazil (Federal Republic of) Global 14.50% 2009                                                   3,725            4,805
Brazil (Federal Republic of) Global 9.25% 2010                                                    9,600           10,334
Brazil (Federal Republic of) Bearer 8.00% 2014(5)                                                 7,437            7,395
Brazil (Federal Republic of) Global 10.125% 2027                                                 12,000           12,834
Brazil (Federal Republic of) Global 11.00% 2040                                                   2,625            2,964
Panama (Republic of) Global 8.25% 2008                                                           13,050           14,388
Panama (Republic of) Global 9.625% 2011                                                             485              557
Panama (Republic of) Global 9.375% 2012                                                             447              505
Panama (Republic of) Global 10.75% 2020                                                              80               96
Panama (Republic of) Global 9.375% 2023                                                           6,336            6,890
Panama (Republic of) Global 8.875% 2027                                                             100              105
Panama (Republic of) Global 9.375% 2029                                                           6,535            7,499
Peru (Republic of) 9.125% 2012                                                                   12,100           13,613
Peru (Republic of) 8.375% 2016                                                                    5,300            5,552
Peru (Republic of) Past Due Interest Eurobond 5.00% 2017(4)                                       5,346            4,918
Philippines (Republic of) 8.875% 2008                                                             4,740            5,155
Philippines (Republic of) 8.375% 2009                                                             8,335            8,814
Philippines (Republic of) 10.625% 2025                                                            5,100            5,361
Turkey (Republic of) Treasury Bill 0% 2005                                            TRL 5,000,000,000            2,871
Turkey (Republic of) Treasury Bill 0% 2005                                                1,500,000,000              924
Turkey (Republic of) 11.875% 2030                                                              $  8,900           12,193
Colombia (Republic of) 10.00% 2012                                                                9,125           10,220
Colombia (Republic of) 10.75% 2013                                                                3,840            4,466
Argentina (Republic of) Global 12.25% 2018(5),(6)                                                11,873            3,609
Venezuela (Republic of) Global 9.25% 2027                                                         1,500            1,538
                                                                                                                 275,256

UTILITIES -- 0.22%
AES Gener SA 7.50% 2014(2)                                                                        3,000            3,086
Enersis SA 7.375% 2014                                                                            2,650            2,782
                                                                                                                   5,868

TELECOMMUNICATION SERVICES -- 0.11%
Cellco Finance NV 12.75% 2005                                                                     2,725            2,885

ENERGY -- 0.09%
Petrozuata Finance, Inc., Series B, 8.22% 2017(2),(7)                                             2,250            2,239
Petrozuata Finance, Inc., Series B, 8.22% 2017(7)                                                   250              249
                                                                                                                   2,488

MATERIALS -- 0.08%
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                                  2,000            2,255


TOTAL BONDS AND NOTES (cost: $260,959,000)                                                                       288,752



                                                                                       Principal amount     Market value
SHORT-TERM SECURITIES -- 7.49%                                                                    (000)            (000)

Amsterdam Funding Corp. 1.80%-1.89% due 11/16-12/1/2004(2)                                      $22,800     $     22,772
Toronto-Dominion Bank 1.78% due 11/4/2004                                                        17,000           17,000
Danske Corp. 1.77% due 11/3/2004                                                                 17,000           16,998
Calyon North America Inc. 1.80% due 11/23/2004                                                   14,600           14,583
Spintab AB (Swedmortgage) 1.93% due 12/22/2004                                                   12,400           12,365
Sheffield Receivables Corp. 1.79%-1.90% due 11/10-11/29/2004(2)                                  10,800           10,790
CBA (Delaware) Finance Inc. 1.90% due 11/30/2004                                                 10,400           10,384
Diageo Capital PLC 1.76% due 11/10/2004(2)                                                       10,300           10,295
DaimlerChrysler Revolving Auto Conduit LLC 1.83% due 11/9/2004                                    9,800            9,795
Thunder Bay Funding, LLC 1.73% due 11/1/2004(2)                                                   9,700            9,700
CDC Commercial Paper Corp. 1.68% due 11/17/2004(2)                                                9,700            9,692
ING (U.S.) Funding LLC 1.76% due 11/12/2004                                                       8,400            8,395
Freddie Mac 1.63% due 11/3/2004                                                                   8,300            8,299
Caisse d'Amortissement de la Dette Sociale 1.90% due 12/6/2004                                    7,800            7,785
UBS Finance (Delaware) LLC 1.63% due 11/1/2004                                                    7,691            7,691
American Honda Finance Corp. 1.62% due 11/2/2004                                                  7,600            7,599
Nestle Capital Corp. 1.85% due 12/16/2004(2)                                                      7,600            7,582
Unilever Capital Corp. 1.96% due 12/20/2004(2)                                                    6,900            6,880
HBOS Treasury Services PLC 1.84% due 11/30/2004                                                   6,200            6,191


TOTAL SHORT-TERM SECURITIES (cost: $204,796,000)                                                                 204,796


TOTAL INVESTMENT SECURITIES (cost: $2,204,275,000)                                                             2,728,180
Other assets less liabilities                                                                                      4,837

NET ASSETS                                                                                                    $2,733,017


Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.


(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $145,296,000 which represented 5.32% of the net assets of the fund.
(3) Valued under fair value procedures adopted by authority of the Board of Directors.
(4) Coupon rate may change periodically.
(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Scheduled interest payments not made; reorganization pending; bankruptcy proceedings pending.
(7) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
PDR = Philippine Depositary Receipts

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and
Board of Directors of
New World Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of New World Fund, Inc. (the "Fund") as of October 31, 2004, and for the year then ended and have issued our report thereon dated December 8, 2004, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of October 31, 2004 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
December 8, 2004
Costa Mesa, California


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New World Fund, Inc.



By /s/ Robert W. Lovelace
--------------------------------------------------------
Robert W. Lovelace, President and PEO

Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By  /s/ Robert W. Lovelace
   --------------------------------------------------
   Robert W. Lovelace, President and PEO

Date: January 7, 2005



By  /s/ R. Marcia Gould
   --------------------------------------------------
   R. Marcia Gould, Treasurer and PFO

Date: January 7, 2005